SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2010
HFF, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-33280 (Commission File Number)	51-0610340 (I.R.S. Employer Identification No.)

One Oxford Centre
301 Grant Street, Suite 600
Pittsburgh, Pennsylvania 15219
(412) 281-8714
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s
Principal Executive Offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

INDEX TO EXHIBITS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 30, 2010, John H. Pelusi, Jr., Chief Executive Officer of HFF, Inc. (the “Company”), entered into a First Amendment to his Amended and Restated Employment Agreement dated February 5, 2007 with Holliday Fenoglio Fowler, LP, one of the Company’s operating partnerships (the “Amendment”). Pursuant to the Amendment, Mr. Pelusi agreed to extend the term of his non-competition and non-solicitation restrictions, which were scheduled to expire in March 2011, to March 2015.
A complete copy of the Amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

10.1	First Amendment to Amended and Restated Employment Agreement, by and between John H. Pelusi, Jr. and Holliday Fenoglio Fowler, LP, dated June 30, 2010.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HFF, INC.
Dated: June 30, 2010	By:	/s/ Gregory R. Conley
Gregory R. Conley
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	First Amendment to Amended and Restated Employment Agreement, by and between John H. Pelusi, Jr. and Holliday Fenoglio Fowler, LP, dated June 30, 2010.